EXHIBIT 24

						  POWER OF ATTORNEY

	    Known all by these
presents, that the undersigned hereby constitutes and appoints Andrew L.
Schwarcz and Michael W. Taylor as the undersigned's true and lawful attorneys-in-fact to:

	    (1)	 execute for and on behalf of the
undersigned, in the
			   undersigned's capacity as an officer of America
Service Group
			   Inc. (the "Company"), Forms ID, 3, 4, and 5 in
accordance with
			   Section 16(a) of the Securities and Exchange Act of
1934 (the
			   "Exchange Act") and the rules thereunder;

	    (2)
do and perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable to complete
			   and
execute any such Form ID, 3, 4 or 5, complete and execute
			   any
amendment or amendments thereto, and file such form with
			   the United
States Securities and Exchange Commission and any
			   stock exchange or
similar authority; and

	    (3)	 take any other action of any type
whatsoever in connection
			   with the foregoing which, in the opinion
of such
			   attorney-in-fact, may be of benefit to, in the best
interest
			   of, or legally required by, the undersigned, it being

			   understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in
			   such
attorney-in-fact's discretion.

	    The undersigned hereby grants to
each attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange
Act.

	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	    IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of April, 2006.

							    /s/ Richard
Hallworth
							    ---------------------------------

Signature

							    Richard Hallworth

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